John V. Genova President and Chief Executive Officer RESURGENCE ASSET MANAGEMENT, L.L.C. 2008 Annual Meeting September 10, 2008 The St. Regis Hotel, New York City

FORWARD LOOKING STATEMENTS The information in this presentation relating to matters that are not historical facts constitutes forward-looking information covered by the safe harbor created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The forward-looking information is based upon current information and expectations regarding Sterling Chemicals, Inc. The estimates, forecasts and statements contained in or implied by the forward-looking information speak only as of the date on which they are made, are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to evaluate and predict. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecasted by or in the forward-looking information. Important factors that could cause actual results to differ materially from what is expressed, implied or forecasted by or in the forward-looking information include the timing and extent of changes in commodity prices and global economic conditions, industry production capacity and operating rates, the supply-demand balance for Sterling's products, competitive products and pricing pressures, increases in raw material costs, federal and state regulatory developments, as well as the other risk factors discussed in Sterling's filings with the Securities and Exchange Commission, including Sterling's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Sterling assumes no obligation to update the information contained in this presentation. presentation. presentation. presentation. presentation. presentation. presentation. presentation. presentation. presentation. presentation. presentation. presentation. presentation. presentation. presentation. presentation. presentation. presentation. presentation. presentation. presentation.

EXECUTIVE MANAGEMENT TEAM EXECUTIVE MANAGEMENT TEAM EXECUTIVE MANAGEMENT TEAM Years with Industry Years with Sterling John V. Genova President & CEO 32 May 2008 John R. Beaver SVP - Finance & CFO 27 16 Kenneth M. Hale SVP - General Counsel & Secretary 11 11 Paul C. Rostek SVP - Commercial & Business Development 30 17 Walter B. Treybig SVP - Manufacturing 29 16

PRIMARY BUSINESS LINES PRIMARY BUSINESS LINES PRIMARY BUSINESS LINES Raw Materials End Uses Partner Acetic Acid Methanol Carbon Dioxide Adhesives Plastic Bottles Fibers Coatings Latex Paints BP Plasticizers Alcohols Phthalic Anhydride Floor Coverings Upholstery Cable Insulation Plastic Moldings BASF

2008 EBITDA 1H08 Actual 2H08 Forecast 2008 Forecast Acetic Acid 10.2 16.5 26.7 Plasticizers 1.5 0.1 1.6 Other 0.2 1.4 1.6 Subtotal 11.9 18.0 29.9 Discontinued Operations (12.3) (4.4) (16.7) Total (0.4) 13.6 13.2 millions of dollars

STRATEGIC OBJECTIVES Maintain safe, reliable and environmentally responsible operations Effectively utilize available plant capacity Efficiently manage both expense and capital expenditures Expand acetic acid production capacity through low cost investments Monetize available site acreage, infrastructure, idled equipment and operating expertise Package and market idled equipment to capture maximum price Attract third parties to establish new manufacturing facilities Identify and pursue strategic acquisitions Identify and pursue strategic acquisitions Identify and pursue strategic acquisitions Identify and pursue strategic acquisitions Identify and pursue strategic acquisitions Identify and pursue strategic acquisitions Identify and pursue strategic acquisitions Identify and pursue strategic acquisitions Identify and pursue strategic acquisitions

SAFETY AND ENVIRONMENTAL PERFORMANCE 2003 2004 2005 2006 2007 YTD2008 OSHA Employee Recordable Injuries 8 1 2 3 1 0 Environmental Incidents 2 7 4 4 3 1 PSM Incidents 4 3 2 2 4 0 number

Supply/demand in balance - planned capacity increases in line with projected 2.5% annual demand growth Few suppliers - 88% of the Americas 6.7 billion lbs/year demand served by three companies - Celanese top producer with 3.4 billion lbs/year capacity - Sterling and Lyondell next largest producers at 1.2 billion lbs/year each Sterling well positioned to capture strong market fundamentals - Texas City plant is the second lowest cost Acetic Acid producer in the world - Low cost expansions available up to 1.7 billion lbs/year Contractual relationships provide unique advantages to Sterling - Praxair: supplies carbon monoxide from facility located on Sterling's Texas City site - BP: supplies methanol, markets Acetic Acid, contributes capital, shares profits - Sterling: operates and maintains facility, receives profit share - Sterling: operates and maintains facility, receives profit share - Sterling: operates and maintains facility, receives profit share - Sterling: operates and maintains facility, receives profit share - Sterling: operates and maintains facility, receives profit share - Sterling: operates and maintains facility, receives profit share - Sterling: operates and maintains facility, receives profit share - Sterling: operates and maintains facility, receives profit share - Sterling: operates and maintains facility, receives profit share - Sterling: operates and maintains facility, receives profit share - Sterling: operates and maintains facility, receives profit share - Sterling: operates and maintains facility, receives profit share - Sterling: operates and maintains facility, receives profit share - Sterling: operates and maintains facility, receives profit share - Sterling: operates and maintains facility, receives profit share - Sterling: operates and maintains facility, receives profit share ACETIC ACID OVERVIEW

ACETIC ACID - BP CONTRACT AMENDMENT Amendment signed 8/21/08, effective 1/1/08 Term extended from 2016 to 2031 Timing of profit sharing payments accelerated, resulting in average working capital improvement of $16M BP unilateral right to shut down the plant eliminated Restricts BP's ability to construct a competing acetic acid plant in North America Sterling gained right to produce Acetic Acid for own account if BP purchases diminish Increased cost reimbursement results in $4.1M EBITDA in 2008, $1.7M/yr thereafter Blend gas dispute resolved in Sterling's favor resulting in one-time $6M benefit in 2008 and $2.4M annual benefit thereafter Sterling rights at contract expiration significantly enhanced

Demand contracting at 0.5% per year North American capacity of 2.8 billion lbs/year - demand served by several suppliers - ExxonMobil, Eastman and BASF largest producers - Sterling has a production capacity of 200 million lbs/year (7% share) BASF contract insulates Sterling from weak market fundamentals through 2013 - BASF responsible for feedstock supply and product sales - assumes margin risk - Sterling responsible for plant operation and maintenance - BASF reimburses Sterling for all fixed and variable operating costs - Sterling also receives a fixed quarterly payment from BASF - BASF may terminate year-end 2010 in return for large fixed payment to Sterling - BASF may terminate year-end 2010 in return for large fixed payment to Sterling - BASF may terminate year-end 2010 in return for large fixed payment to Sterling - BASF may terminate year-end 2010 in return for large fixed payment to Sterling - BASF may terminate year-end 2010 in return for large fixed payment to Sterling - BASF may terminate year-end 2010 in return for large fixed payment to Sterling - BASF may terminate year-end 2010 in return for large fixed payment to Sterling - BASF may terminate year-end 2010 in return for large fixed payment to Sterling - BASF may terminate year-end 2010 in return for large fixed payment to Sterling - BASF may terminate year-end 2010 in return for large fixed payment to Sterling - BASF may terminate year-end 2010 in return for large fixed payment to Sterling - BASF may terminate year-end 2010 in return for large fixed payment to Sterling - BASF may terminate year-end 2010 in return for large fixed payment to Sterling PLASTICIZERS OVERVIEW

PLASTICIZERS - BASF CONTRACT AMENDMENT BASF notification of permanent phthalic anhydride shutdown 12/07 Prior contract provisions: BASF covers cost to maintain unit through 12/31/10 BASF had no obligations for unit decontamination and dismantling costs Amendment executed 5/27/08, effective 4/1/08 $3.2M cash received from BASF Reimbursement of $3.7M of shutdown costs Opportunity to receive proceeds from phthalic anhydride equipment sale

Refinanced $100M Senior Secured Notes Dissolved S&L Cogeneration JV with Praxair resulting in $5M cash distribution and receipt of 35 tons of NOx credits ($6-7M value) Reduced annual fixed costs by over $8M/year in the last year, while redeploying key personnel to new business development Amended ammonia contract resulting in $500K/yr EBITDA improvement OTHER 2008 ACCOMPLISHMENTS

TEXAS CITY SITE OVERVIEW Approximately 160 acres available for heavy industrial use Deep-water dock (40 ft draft) and four barge docks with significant available capacity Union Pacific and Burlington Northern rail lines with 50 railcar loading spots Twelve truck loading rack stations each capable of handling two products Extensive pipeline connectivity for raw materials, finished products and natural gas Significant utilities capacity including fresh water 228 tons of available NOx emission credits Proximity to BP, Valero and Marathon refineries and Oxbow petcoke terminal Three permitted deep waste injection wells Large ammonia tank and associated infrastructure Large ammonia tank and associated infrastructure Large ammonia tank and associated infrastructure Large ammonia tank and associated infrastructure Large ammonia tank and associated infrastructure Large ammonia tank and associated infrastructure Large ammonia tank and associated infrastructure Large ammonia tank and associated infrastructure Large ammonia tank and associated infrastructure Large ammonia tank and associated infrastructure Large ammonia tank and associated infrastructure

TEXAS CITY SITE PLOT PLAN TEXAS CITY SITE PLOT PLAN TEXAS CITY SITE PLOT PLAN Heavy Industrial Zoning Light Industrial Zoning Existing Operations Praxair Plasticizers Acetic Acid

PETROLEUM COKE Petroleum coke ("petcoke") is a low value by-product of oil refining which has traditionally been priced at a 20-30% discount to high sulfur coal Three-quarters of US Gulf Coast refineries have coking units with a combined petcoke production capacity in excess of 70,000 tons per day Roughly 60% of US petcoke production is exported Increasing price differentials between transportation fuels and fuel oil have increased the economic incentive for coker capacity Announcements by Motiva, Marathon, Valero, Total and Petrobas/Astra represent a combined US Gulf Coast petcoke production capacity increase of 37,500 tons per day Global petcoke capacity expected to grow by 40-50% by 2010 Refineries in Texas City produce approximately 5,500 tons of petcoke per day Oxbow Carbon & Minerals, the largest mover of petcoke globally, operates a major petcoke terminal approximately one-half mile south of Sterling's Texas City site petcoke terminal approximately one-half mile south of Sterling's Texas City site petcoke terminal approximately one-half mile south of Sterling's Texas City site petcoke terminal approximately one-half mile south of Sterling's Texas City site petcoke terminal approximately one-half mile south of Sterling's Texas City site petcoke terminal approximately one-half mile south of Sterling's Texas City site petcoke terminal approximately one-half mile south of Sterling's Texas City site petcoke terminal approximately one-half mile south of Sterling's Texas City site petcoke terminal approximately one-half mile south of Sterling's Texas City site petcoke terminal approximately one-half mile south of Sterling's Texas City site petcoke terminal approximately one-half mile south of Sterling's Texas City site petcoke terminal approximately one-half mile south of Sterling's Texas City site petcoke terminal approximately one-half mile south of Sterling's Texas City site petcoke terminal approximately one-half mile south of Sterling's Texas City site

PETROLEUM COKE PRODUCTION PETROLEUM COKE PRODUCTION Source: Jacobs 2008

STERLING CHEMICALS TEXAS CITY STERLING CHEMICALS TEXAS CITY STERLING CHEMICALS TEXAS CITY STERLING CHEMICALS TEXAS CITY STERLING CHEMICALS TEXAS CITY Sterling Marathon Valero BP Oxbow Petcoke

GASIFICATION PRODUCT OPTIONS GASIFICATION PRODUCT OPTIONS GASIFICATION PRODUCT OPTIONS Petcoke Oxygen Water

GASIFICATION ENVIRONMENTAL BENEFITS Carbon dioxide ('CO2") can be captured "in-process" using commercially proven technology versus attempting to capture from the stack Produces significantly lower quantities of criteria air pollutants such as nitrogen oxides ("NOx") and sulfur dioxide ("SO2") Electricity, substitute natural gas ("SNG"), hydrogen and chemicals are produced with reduced emissions of particulate and heavy metals, such as mercury By-products from gasification (sulfur and slag) are non-hazardous and readily marketable Source - Gasification Technologies Council Source - Gasification Technologies Council Source - Gasification Technologies Council Source - Gasification Technologies Council Source - Gasification Technologies Council Source - Gasification Technologies Council Source - Gasification Technologies Council Source - Gasification Technologies Council Source - Gasification Technologies Council Source - Gasification Technologies Council Source - Gasification Technologies Council Source - Gasification Technologies Council Source - Gasification Technologies Council Source - Gasification Technologies Council

STERLING CHEMICALS

# Gulf Coast Gasification Projects

| PROJECT | Coke, TPD | Products | Status |
|---|---|---|---|
| Valero<br>Port Arthur, TX | 10,000 | H2 | On-hold |
| Eastman<br>Beaumont, TX | 6,600 | MeOH - H2 - NH3 | Preliminary Engineering |
| Hunton<br>Freeport, TX | 10,000 | SNG | Preliminary Engineering |
| Faustina Hydrogen (Green Rock)<br>Donaldsonville, LA | 7,000 | H2 - NH3 | Preliminary Engineering |
| Leucadia<br>Lake Charles, LA | 7,500 | SNG | Preliminary Engineering |
| ConocoPhillips<br>Sweeney, TX | 6,000 | H2 | Feasibility |
| **Sterling Chemicals<br>Texas City, TX** | **10,000** | **TBD** | **Feasibility** |

20

GASIFICATION DEVELOPMENT SCHEDULE Step Approx. Cost Duration, Mo. Feasibility study $1M 6-12 Pre-Front End Engineering & Design (FEED) $10M 6-12 Front End Engineering & Design $140M 12-16 Detailed Engineering, Procurement, Construction & Start-up $3.4B 30-36 Total $3.5B 60-72

STRATEGIC INITIATIVES - BIODIESEL Background: Negotiations ongoing with two separate companies to discuss construction of biodiesel/renewable fuel facilities at Texas City Plant Processes generate only 40-60% of the greenhouse gas emissions of conventional diesel fuel throughout the whole product cycle, with no toxic by-products Issues: Feedstock cost, availability Crude price Renewable diesel premium Prospects for continuation of $1/gallon biodiesel blenders' tax credit Forward Plans: Continue feasibility studies

STRATEGIC INITIATIVES - OTHER Objective: Create additional shareholder value by improving Sterling EBITDA Background: Identify projects and ideas that will provide incremental EBITDA improvements Forward Plans: Process in place to accumulate and analyze all EBITDA improvement ideas Third-party terminalling Sale of excess equipment and supplies Supplier/vendor contract reviews Consolidation/lease of buildings

CONCLUSION Recent Successes: Record setting performance in safety, environmental and process safety management Comprehensive and profitable amendment of Acetic Acid contract Favorable amendment of Plasticizers contract Substantial fixed cost reduction Long-term debt refinanced Significantly improved balance sheet Path Forward: Pursue attractive EBITDA improvement ideas Utilize idle equipment for new products Economically expand Acetic Acid plant Pursue gasification project for Texas City site Evaluate renewable fuels facility opportunities Explore strategic acquisitions